Exhibit 99.2
Focus - Execution - Value Par Pharmaceutical Analyst / Investor Day September 28, 2007

Safe Harbor Statement Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent any statements made in this presentation contain information that is not historical, these statements are essentially forward-looking and as such, are subject to risks and uncertainties, including the extent and impact of litigation arising out of the accounting issue described in the Company's filings with the United States Securities and Exchange Commission (SEC), the difficulty of predicting FDA filings and approvals, acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, new product development and launch, reliance on key strategic alliances, uncertainty of patent litigation filed against the Company, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks and uncertainties detailed from time to time in the Company's filings with the SEC, such as the Company reports on Form 10-K, Form 10-Q, and Form 8-K, and amendments thereto. Any forward-looking statements included in today's presentation are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

Today's Agenda Par's Strategy Operational Excellence Generic Business Branded Business Financial Update Looking Ahead

Par's Creed WE ANSWER TO PATIENTS, to whom more than one million Par prescriptions are dispensed each week in the U.S. Therefore, we will assure our products are scientifically sound and of uncompromising quality. In a world with significant unmet medical needs, we will always remember that the patient is waiting for new medicines. Our research and development and strategic initiatives will be focused on promptly meeting patient needs. WE ANSWER TO CUSTOMERS: Our customer service must meet precision standards. Orders must be filled promptly, accurately and completely. We will work tirelessly and continuously with our trade partners to improve and streamline logistics. The patient is waiting. WE ANSWER TO COLLEAGUES: At Par, our most important resource is human imagination. We will help our colleagues improve their skills and realize their potential. We will reward value-adding performance and strive to develop and nurture a climate that encourages collaboration and trust. WE ANSWER TO SHAREHOLDERS and will provide a fair return on their investment in our business, rewarding the trust they have placed in us.

Par's Strategy Patrick G. LePore Chairman, CEO and President

Par at a Glance Develops, manufactures and markets generic drugs and innovative proprietary pharmaceuticals for specialty markets Generated $725 million in revenues in 2006 in two distinct divisions Generics 2006 revenues of $676 million 85 marketed product families 45 ANDAs Expanding pipeline Strong trade presence Leading AG partner Branded Launched in 2005 Megace(r) ES AndroGel(r) 3 Phase III in-licensed products 130 field-based personnel Third-party payer expertise

Par's Evolution Phase I Phase II Phase III Phase IV 1998 - 2003 2004 - 2006 2007 - 2008 2009 and beyond Transactional based generic company Limited internal R&D Transactional based generic company Expanded R&D infrastructure Launched branded business REPAIR, REFOCUS AND INVEST EXECUTE AND LEVERAGE

Strong, Experienced Management Team Patrick LePore President and CEO 30 years in pharma, including Cardinal Health, Boron LePore and Hoffmann-La Roche Jerry Martino EVP and COO 23 years in pharma and finance, including 12 at Schering-Plough Veronica Lubatkin EVP and CFO 22 years in pharma and finance, including 10 at Schering-Plough Tom Haughey EVP and General Counsel 22 years in pharma and legal, including 5 at Schering-Plough and 5 at Cadwalader, Wickersham & Taft Paul Campanelli EVP and President - Generics 16 years in pharma, including 10 at Dr. Reddy and 6 at Par John MacPhee EVP and President - Branded 15 years in pharma, including 10 at Forest Labs Eric Mittleberg, PhD EVP - R&D 33 years in pharma, including 10 at Ivax Rick Painter VP - Business Development 20 years in pharma, including 10 at Boron LePore, 8 at GlaxoSmithKline and 2 at Pfizer Denis Hill VP - Supply Chain and Manufacturing 30 years in pharma and manufacturing, including 22 at Schering-Plough Ton Bunt, MD, PhD VP - Clinical Development and Medical Affairs 14 years in pharma, including 10 at Merck and Novartis Nefertiti Greene SVP - Sales & Marketing 15 years in pharma, including 11 at Forest Labs

Key Accomplishments To Date Strengthened management structure Refocused R&D 8 potential first-to-files during the last 12 months Terminated non-core assets 9 generic launches during the last 12 months Megace ES sales annualizing at over $75 million In-licensed 3 supportive care branded products Strengthened processes and controls Filed restatement and 2006 10K

Refocusing Our Strategy Generics Focus on fewer, better products with higher barriers to entry Greater emphasis on internal product development First-to-files Leverage sales and marketing strength (AG opportunities) Focused on profitability Branded In-license late stage supportive care products Leverage infrastructure Maximize Megace ES Invest for the long-term in both generic and branded growth and capabilities Leverage intellectual capital and shared resources Leading us to less volatility and greater transparency for investors.

Building Long-Term Value DIFFERENTIATING FACTORS People Operational Excellence Proven Execution Strategic Focus

Operational Excellence Gerard A. Martino Executive Vice President and COO

Taking Action to Drive Execution Slice 9 East 16 16 16 16 PEOPLE Business Development R&D Supply Chain Financial Systems and Controls Continued strength in sales and marketing Experienced leadership team Refocused business development and R&D Enhanced processes and controls Working collaboratively

Generic Business Review Paul V. Campanelli Executive Vice President and President, Generics Division

Leading Generics Business Leading mid-size U.S. manufacturer and distributor of generic pharmaceuticals Ranked 7th in U.S. by sales1 Generated record revenues of $676 million in 2006 Develops products internally and in partnership with other pharmaceutical companies Portfolio includes 85 marketed product families and >330 SKUs Currently have 45 ANDAs on file with the FDA; including 15 ANDA first-to-file opportunities Manufacture and distribute from Spring Valley and Suffern, NY facilities and through partnerships 1 Source: IMS Health (MAT June 2007); totals include partnered products

Highly Regarded Generic Competitor Successful track record of partnerships Leverage business development, licensing and legal expertise Strong reputation for sales & marketing Excellent track record for successful product launches Distributing to top U.S. retail chains, wholesalers, distributors, managed care, mail order companies, GPOs and others Customers include Walgreens, CVS Caremark, Rite Aid, WalMart, McKesson, Cardinal, AmerisourceBergen, Medco, Kroger, Albertson's Well known, dependable supplier, with trade service levels >97%

Evolving U.S. Generics Trends Increasing number of companies filing ANDAs Over 36 new companies filed ANDAs over the last 18 months Emergence of low-cost global generics companies into U.S. market Lower R&D and manufacturing costs Generic companies pursuing international M&A opportunities Lower cost, differentiated R&D Vertical integration with APIs Customers / Trade consolidating Yields greater leverage over generics companies

Addressing Market Dynamics Strategic product selection Focus on fewer, better products with higher barriers-to-entry High-profit, first-to-file and other opportunities R&D programs focused on winning target first-to-files Greater emphasis on internal product development Strategically select external development projects Par's Generics Strategy Delivers Improved Results Improved margins Greater protection from low- cost competition Leading, sustainable market shares Retain greater share of revenues and profits Provides foundation for stable long-term base business and better life-cycle management Supplement internal R&D efforts and provide attractive economic returns

Strategy Yielding Wins 15 first-to-file opportunities 7 first-to-file opportunities submitted to USFDA in 2007 year-to-date Ratio of first-to-files/ANDAs has increased from 6% in 2005 to 70% in 2007 36 products currently in development Shift to internal development programs ANDAs from internal development grew from 2 in 2006 to projected 8 in 2007 2004 2005 2006 2007 R&D Budget ($ in millions) $29 $44 $49 $551 ANDAs Filed* 24 17 6 102 Potential First-to-Files 1 1 5 72 FTFs as % of ANDAs 4% 6% 83% 70%2 * Includes partners' filings 1 Projected 2007 2 YTD 2007 (through September 2007)

Promising Pipeline Generic Product / Trade Name Brand Sales (in millions) MAT 06/07 ANDA Filer ANDA Filed Status Diazepam rectal gel / Diastat(r) $74 Par (Barr to market) 09/03 Settlement pending Sumatriptan vials and kit / Imitrex(r) $213 Par (Spectrum) 10/04 Settlement reached / launch 2008 Alprazolam ODT / Niravam(r) $13 Par 12/05 30-month stay expires 09/08 Zolpidem ER 6.25mg tablets / Ambien CR(r) $140 Abrika (Par to market) 02/06 Not sued, NDF expires 03/09 TBA $185 - 200 Par / Partner 04/06 Pending approval Amlodipine besylate/benazepril HCl 5/40mg; 10/40mg capsules / Lotrel(r) $146 Par 06/06 30-month stay expires 02/09 Methylphenidate ER capsules / Ritalin LA(r) $109 Abrika 08/06 30-month stay expires 04/09

Promising Pipeline (continued) Generic Product / Trade Name Brand Sales (in millions) MAT 06/07 ANDA Filer ANDA Filed Status Propafenone HCI ER capsules / Rythmol SR(r) $89 Par 10/06 30-month stay expires 07/09 Tramadol HCI ER tablets / Ultram ER(r) $138 Par 01/07 30-month stay expires 11/09 Oxaliplatin injection / Eloxatin(r) $1,300 Par (MN) 02/07 30-month stay expires 08/10 Fluvastatin Sodium ER tablets / Lescol XL(r) $190 Par 03/07 Not sued, compound expires 04/12 Omeprazole/sodium bicarbonate capsules / Zegerid(r) $63 Par 04/07 30-month stay expires 02/10 Dexmethylphenidate HCI ER Capsules 15mg / Focalin XR(r) $35 Par (IPC) 05/07 Early - 30-month stay not triggered Alfuzosin HCl ER tablets / Uroxatral(r) $140 Abrika 06/07 30-month stay expires 02/10

Recent Product Launches Par Other Market Share 0.56 0.44 44% 56% 51% Metoprolol ER 25 mg tabs / Toprol XL(r) Propranolol ER / Inderal LA(r) Source: IMS Health (NPA September 14, 2007 Weekly TRx Generic Data) Par Other Market Share 0.57 0.43 43% 57% Metoprolol ER 100/200 mg tabs / Toprol XL(r) Par Other Market Share 0.5 0.5 Metoprolol ER 50 mg tabs / Toprol XL(r) 50% 50% Par Other Market Share 0.68 0.32 32% 68%

Well-Positioned to Successfully Execute Strategy Restructured and refocused R&D Continue to focus on bringing to market differentiated, hard to manufacture products Shift product mix to predominantly internal R&D Generate top tier growing profit margins and significant cash flows Strengthened position as a leading mid-size, U.S. generics company New collaborative organization and processes Strong pipeline of high-margin, first-to-file products Best in class sales and marketing, business development and customer service Continued strong quality assurance, compliance and regulatory affairs OBJECTIVES ACHIEVEMENTS TO DATE

Branded Business Review John A. MacPhee Executive Vice President and President, Branded Products Division

Promising Branded Division Branded Division launched in 2005 with approval of Megace ES Megace ES conceived & developed by Par Generics Division Branded Division today Strong commercial infrastructure Foundational product annualizing >$75M (Q2 07) in net sales and growing Three Phase III pipeline products Active business development program Goal Build a high-growth proprietary business that will generate annualized sales of $250M by the end of 2010

Branded Strategy at Work in 2007

Par's Branded Strategy		Delivers Improved Results
Established Megace ES as foundational product	→	✓ Generated ~$19M in Q2 07 net sales; RXs continue to grow
Focused our internal development program	→	✓ Divested PAR-101 and reduced R&D infrastructure
Leveraged commercial infrastructure	→	✓ Co-promotion of AndroGel
Built pipeline	→	✓ In-licensed 3 Phase III supportive care products

Enhancing Par's value by adding incremental revenues; providing more sustainable revenue growth; and generating attractive gross margins.

PAR PHARMACEUTICAL
Focus – Execution – Value
26

Building a high-growth proprietary pharmaceutical business Initial therapeutic focus: Supportive care (Oncology & HIV) and select oncologicals Commercial excellence: Sales and marketing expertise, management and execution Fully-deployed commercial infrastructure 3rd party payer / reimbursement expertise Strong business development team Introducing Strativa Pharmaceuticals

Significant Commercial Capabilities President, Branded Products Division Senior VP, Sales & Marketing 2 Area Directors and 9 Regional Business Directors Senior Director, Managed Markets 92 person specialty sales force 17 person long-term care sales force 10 person managed markets group 12 marketing, sales training, sales operations, contracts & pricing VP, Business Development VP, Clinical Development & Medical Affairs VP, Regulatory Affairs Jul 05 Feb 06 Jul 06 Jan 07 Office Based 65 81 81 102 Long Term Care 26 19 Managed Markets 3 5 8 10

Why Supportive Care? Shift in trajectory Patients are living longer with HIV / AIDS / Cancer Increasing complications From living with disease and from treatments for the disease Patients and healthcare providers have unique needs Better served by focused and dedicated specialty pharmaceutical company Sufficient industry pipeline to fuel supportive care business Concentrated group of treaters and advocates Strativa currently deployed to most of them Well positions Strativa for expansion into oncological and HIV/AIDS treatments

HIV/Oncology: Concentrated Markets 10 9 8 7 6 5 4 3 HIV Prescribers 71 129 180 243 324 448 652 1071 10 9 8 7 6 5 4 3 Oncologists 343 562 761 964 1241 1578 1506 1258 11,000 physicians represent 80% of prescription market * Market defined by IMS as misc anti-neoplastics

HIV/Oncology Supportive Care: Key Customers Treaters 3,000 AIDS Specialists 8,000 Oncologists 12,000 Select Internists 2,000 Pain Specialists 25,000 MDs Influencers Oncology Nurses Dieticians Advocacy Groups Specialty Pharmacies Payers/Customers Commercial Plans Part D Plans Medicaid ADAP Oncology GPOs Strativa is currently deployed to 80% of the treaters and all influencers and payers. An expansion is not required for AIDS supportive care products and only modest expansions are required for oncology and pain.

Strativa: An Attractive Partner Specialty products focus and expertise Proven success (Megace ES) Full sales and marketing support, including reimbursement Therapeutic expertise and know-how Medical affairs and regulatory support Specialty company focus backed by Par Pharmaceutical's resources Access to significant financial resources Excellence in manufacturing, distribution and supply chain Sophisticated understanding of intellectual property Core competency in CMC allows for enhanced life cycle management

Accelerated Business Development Dedicated business development resources Focused product targeting strategy Proprietary, single source, U.S.-focused RXs Currently marketed or late-stage development Fulfill unmet medical needs / unique selling proposition Not large enough to meet critical mass requirements of big pharma Deal structure Licenses, acquisitions or strategic co-promotions

Rigorous Due Diligence Process Initial Commercial Assessment (Secondary market data, literature review, Dx & Tx patterns, etc.) Patient and prescription-based models to predict commercial potential Refine model through primary research with thought leaders and physicians DUE DILIGENCE Medical Clinical Development & Biostatistics Regulatory Intellectual Property PR&D Manufacturing Supply Chain Refined forecast and P&L Financial metrics Informed deal terms

Late Stage Branded Portfolio Late Stage Investments in Pipeline Accelerates Branded Strategy Product Indication Phase I Phase II Phase III Target NDA Filing Approved Loramyc(tm) Zensana(tm) AndroGel(r) * Megace(r) ES CINV & PONV Oral Candidiasis Testosterone Replacement Therapy Anorexia, Cachexia, or UWL in AIDS 2008 2008 * AndroGel(r) is a co-promotion with Solvay Pharmaceuticals, Inc. Pafuramidine Maleate Pneumocystis Pneumonia in HIV TBD

Megace ES: Excellent Foundation Product Improved formulation of megestrol acetate oral suspension utilizing NanoCrystal(r) Technology (Elan) Approved July 2005 via 505(b)(2) regulatory pathway Indicated for anorexia, cachexia, or unexplained weight loss in AIDS patients Primary focus on conversion of megestrol >$500M market at price of Megace ES Secondary competitors include Marinol(r), Oxandrin(r), Serostim(r)

Megace ES* 625mg/5 mL Megace 800mg/20mL Fasting 1041 187 Megace ES: Offering Multiple Benefits Megace ES offers: Bioavailability for unfed patients 1 teaspoon vs. 4 teaspoons QD dosing Less viscous Mean Cmax (ng/mL) Bioavailability in Fasted-State * Extrapolated from 2 single-center bioavailability studies of Megace ES 150mg, 250mg, 450mg (n=36), and 675mg (n=43). Source: Data on File. Par Pharmaceutical Companies, Inc. Substantial 86% reduction

+32% +10% Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 LE Q4 JULY LE MES TRXs 4250 13108 19869 28460 37612 41224 44160 49098 54255 58438 Megace ES: TRx Actuals % growth vs. prior qtr ~$19M Q2 net sales +11% +7% +51% +308% +43% Source: IMS Health

Loramyc (miconazole Lauriad) Overview Miconazole buccal tablet (Lauriad) in development for oropharyngeal candidiasis (OPC) U.S. commercialization rights from Bioalliance with right to advise on development program $15M upon execution, $20M FDA approval milestone, royalties and sales milestones Cancer and AIDS supportive care product, launching into an established prescription market Approved in France; currently in Phase III (2 supportive studies demonstrate clinical response); filing expected second half 2008 Annual prescription market for adult OPC estimated at 2 million Rxs or >$400 million at branded pricing Product License Deal Structure Strategic Fit Developmental Status Market Opportunity Prescription Rationale Convenient QD dosing for 14 days; compared to 4-6 times per day dosing for current oral therapies; unique topical delivery reduces systemic absorption and potential for adverse events

Zensana (ondansetron) Overview Unique, oral spray formulation of ondansetron in development for CINV, RINV, PONV Acquired North American commercial rights from Hana Biosciences; Entered collaboration agreement with Novadel to reformulate Zensana $5M equity investment in Hana, milestone payments and royalties Unique formulation of one of the most prescribed oncology supportive care products; remaining development work matches Par's core R&D expertise Annual prescription market for oral ondansetron products totals >2 million Rxs or $1.2 billion at branded price Desirable, unique alternative to existing oral formulations; may better ensure delivery of full dose for highly emetic patients, well suits patients with dysphagia and xerostemia Reformulation and bioequivalence studies required; NDA expected to be filed in second half 2008 Product License Strategic Fit Developmental Status Market Opportunity Prescription Rationale Deal Structure

Pafuramidine Overview Novel antimicrobial agent in Phase III development for pneumocystis pneumonia in AIDS patients U.S. commercialization rights from Immtech for PCP with right to advise on development program $3M upon execution, $29M in potential development milestones, royalties and potential sales milestones Novel AIDS supportive care product that requires no additional infrastructure; orphan drug with compound patent Currently in Phase III 7,000-9,000 cases of AIDS PCP per year; future development and growth potential in cancer PCP and PCP prophylaxis Highly active and specific anti-microbial to PCP (in-vitro); expected to provide similar efficacy to market leader with improved tolerability and to provide improved efficacy relative to 2nd-line treatments Product License Strategic Fit Developmental Status Market Opportunity Prescription Rationale Deal Structure

Well-Positioned to Achieve Long-Term Goals Develop Branded Division identity Drive Megace ES sales growth and profitability Successfully commercialize pipeline Accelerate growth through in- licensing Launch Strativa Pharmaceuticals Excellence in sales and marketing execution Invest in additional late stage supportive care products Leverage intellectual capital and operational resources OBJECTIVE PATH TO SUCCESS Establish Strativa Pharmaceuticals as a key, long-term driver for Par and achieve annualized sales of $250M by year-end 2010

Financial Update Gerard A. Martino Executive Vice President and COO

Progress on Financial Reporting Key Financial Milestones Dates 2005 10-K/A filed March 13, 2007 10-Q/As for first and second quarters of 2006 filed July 10, 2007 10-Q/A for third quarter of 2006 filed July 30, 2007 10-K for 2006 September 6, 2007 Form 10-Q for first and second quarters of 2007 Earliest practical date

Estimated Operating Results For 6 Months Ended 06/30/07 RANGE (in millions except per share amounts) ONE-TIME ITEMS Revenues $390 - $395 Gross Margin $140 - $143 R&D $28 $(3) Pafuramidine SG&A $65 $(2) Severance Other Income, Net $15 $21 PAR 101 $(6) High Yield Inv Loss Pre-tax Income $62 - $65 Net Income $38 - $40 EPS (fully diluted) $1.09 - $1.15 EPS (fully diluted) Adjusted for one-time items $0.91 - $0.97

Estimated Sales Highlights For 6 Months Ended 06/30/07 PRODUCT SALES (in millions) Fluticasone $95 Propanolol 42 Megace ES 36 Metropolol 30 Amoxicillin 25 Cabergoline 18 Other Product Related Revenues: Androgel co-promotion 5 Ondansetron Royalties 8

Estimated Operating Results For Full Year 2007 Expected Second Half Impacts: Competition on Product Sales: Fluticasone Propanolol Cabergoline Ondansetron Royalties Revenues $730 - $765 million

Estimated Operating Results For Full Year 2007 IMPACT OF ONE-TIME ITEMS (in millions, except per share amounts) FY 2007 Severance $2 Branded Milestone Payments 19 High Yield Investment Loss 6 PAR 101 (21) Total One-Time Items $6 EPS Impact (fully diluted) $0.10 EPS (fully diluted) adjusted for one-time items $1.05 - $1.20 SG&A $135 - $140 million R&D $75 million EPS (fully diluted) $0.95 - $1.10 Other supplemental information Depreciation & amortization $24 - $26 million Share-based compensation $18 - $20 million

Strong Balance Sheet (in millions) 06/30/07 12/31/06 CURRENT ASSETS: Cash, equivalents and available for sale securities $342 $213 Accounts receivable, net 37 95 Inventories 86 106 Total current assets: $564 $514 Total non-current assets: $263 $296 CURRENT LIABILITIES: Short-term and current portion of long-term debt 201 204 Payables due to partners 72 90 Total liabilities $356 $389

Stock Repurchase Program Strong balance sheet position Confidence in company's strategy and long-term outlook Board approved $75 million stock repurchase program 10% of outstanding shares at today's price

Looking Ahead Patrick G. LePore Chairman, CEO and President

The "New" Par Pharmaceutical Refocused strategy Proven successful execution Leading mid-size Generics business Growing Branded business with strong product pipeline Sustainable business processes in place to drive long-term growth and profitability Leading to Greater Transparency for Investors

Milestones to Continued Success 6 - 10 first-to-files per year >50% of products to come from internal development Increase gross margins Continue AG opportunities Accelerate brand growth Additional in-licensed products Continue growth in Megace ES >$250 million in annualized sales GENERIC BUSINESS BRANDED BUSINESS DIFFERENTIATING FACTORS People Operational Excellence Proven Execution Strategic Focus

Question & Answer Session

Par Pharmaceutical Analyst / Investor Day September 28, 2007 Focus - Execution - Value